Exhibit 99.2

FIRST SUPPLEMENTAL INDENTURE

     This FIRST SUPPLEMENTAL INDENTURE (this “First Supplemental Indenture”), dated as of November 25, 2003, is entered into by and between Pac-West Telecomm, Inc., a California corporation, (the “Company”) and Wells Fargo Bank Minnesota, N.A. (formerly known as Norwest Bank Minnesota, National Association), as trustee (the “Trustee”) in connection with certain amendments to the Indenture, dated as of January 29, 1999, (the “Indenture”), relating to the Company’s 13.5% Series A and B Senior Notes due 2009 (the “Notes”). Capitalized terms used but not otherwise defined herein shall have the meaning given to such terms in the Indenture.

W I T N E S S E T H:

     WHEREAS, Section 9.02 of the Indenture provides that the Company, when authorized by Board Resolution, and the Trustee may (subject to certain exceptions), with the written consent of the holders of a majority in principal amount of Notes Outstanding (the “Requisite Consents”), amend or supplement the Indenture;

     WHEREAS, the Company has made an offer to purchase and has solicited consents with respect to certain amendments to the Indenture (the “Proposed Amendments”) pursuant to the terms and conditions of that certain Offer to Purchase and Consent Solicitation Statement, dated as of October 30, 2003, as may be amended from time to time by the Company (the “Offer to Purchase”);

     WHEREAS, the Company has received the Requisite Consents to effect the Proposed Amendments under the Indenture and has delivered an Officers’ Certificate to the Trustee so certifying; and

     WHEREAS, the Company has been authorized by a resolution of its Board of Directors to enter into this First Supplemental Indenture.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows for the benefit of each other party and for the equal and ratable benefit of the Holders of the Notes, the Company and the Trustee hereby agree as follows:

ARTICLE 1

AMENDMENTS

     Section 1.01. Amendments to Covenants. On the Settlement Date (as defined in the Offer to Purchase), the Indenture shall be amended to delete the following Sections in their entirety and any and all references to such Sections and any and all obligations thereunder shall be deleted throughout the Indenture, and such references and Sections shall thereafter be of no further force or effect:

     (a) Section 3.09;

     (b) Section 4.07;

     (c) Section 4.08;

     (d) Section 4.09;

     (e) Section 4.10;

     (f) Section 4.11;

     (g) Section 4.12;

     (h) Section 4.13;

     (i) Section 4.15;

     (j) Section 4.16;

     (k) Section 4.17;

     (l) Section 4.18;

     (m) Section 4.19;

     (n) Section 4.20;

     (o) Section 5.01; and

     (p) Section 5.02.

     Section 1.02. Amendments to Events of Default. On the Settlement Date (as defined in the Offer to Purchase), the following Sections shall be deleted in their entirety from the Indenture and any and all obligations thereunder shall be deleted throughout the Indenture, and such references and Sections shall thereafter be of no further force or effect:

     (a) Section 6.01(e);

     (b) Section 6.01(f); and

     (c) Section 6.01(d).

     Section 1.03. Other Amendments.

     (a) On the Settlement Date (as defined in the Offer to Purchase), the following language shall be deleted in its entirety from Section 9.02 of the Indenture:

     “After an amendment, supplement or waiver under this Section becomes effective the Company shall mail to the Holders of Notes affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment or Supplemental Indenture or waiver.”

     (b) Immediately following the Expiration Time, the following defined terms shall be deleted in their entirety and any and all references to such defined terms shall be deleted throughout the Indenture:

i.	Affiliate Transactions (Section 1.01);

ii.	Asset Sale Offer (Section 1.01) ;

iii.	Asset Sales (Section 1.01) ;

iv.	Change of Control Payment Date (Section 1.01);

v.	Excess Proceeds (Section 1.01);

vi.	Guaranteed Indebtedness (Section 1.01);

vii.	Incur (Section 1.01);

viii.	Offer Amount (Section 1.01);

ix.	Offer Period (Section 1.01);

x.	Payment Default (Section 1.01);

xi.	Permitted Business (Section 1.01);

xii.	Permitted Debt (Section 1.01);

xiii.	Purchase Date (Section 1.01); and

xiv.	Restricted Payments (Section 1.01).

ARTICLE 2

EFFECTIVENESS; OPERATIVENESS

     This First Supplemental Indenture (other than Article 1 hereof) will become effective and binding upon the Company, the Trustee and the holders of Notes upon the execution of this First Supplemental Indenture by the Company and the Trustee. Article 1 hereof will become operative on Settlement Date (as defined in the Offer to Purchase). If the Settlement Date does not occur in accordance with the terms of the Offer to Purchase, Article 1 shall not become operative.

     Upon execution and delivery of this First Supplemental Indenture, the Indenture shall be modified and amended in accordance with this First Supplemental Indenture, and all the terms and conditions of both shall be read together as though they constitute one instrument, except that, in case of conflict, the provisions of this First Supplemental Indenture will control. The Indenture, as modified and amended by this First Supplemental Indenture, is hereby ratified and confirmed in all respects and shall bind every holder of Notes. In case of conflict between the terms and conditions contained in the Notes and those contained in the Indenture, as modified and amended by this First Supplemental Indenture, the provisions of the Indenture, as modified and amended by this First Supplemental Indenture, shall control.

ARTICLE 3

CONFLICT WITH THE TRUST INDENTURE ACT

     If any provision of this First Supplemental Indenture limits, qualifies or conflicts with any provision of the Trust Indenture Act of 1939 (the “TIA”) that is required under the TIA to be part of and govern any provision of this First Supplemental Indenture, the provision of the TIA shall control. If any provision of this First Supplemental Indenture modifies or excludes any provision of the TIA that may be so modified or excluded, the provision of the TIA shall be deemed to apply to the Indenture as so modified or to be excluded by this First Supplemental Indenture.

ARTICLE 4

SEVERABILITY

     In case any provision in this First Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

ARTICLE 5

HEADINGS

     The Article and Section headings of this First Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part of this First Supplemental Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

ARTICLE 6

BENEFITS UNDER THE FIRST SUPPLEMENTAL INDENTURE

     Nothing in this First Supplemental Indenture or the Notes, express or implied, shall give to any Person, other than the parties hereto and thereto and their successors hereunder and thereunder and the holders of the Notes, any benefit of any legal or equitable right, remedy or claim under the Indenture, this First Supplemental Indenture or the Notes.

ARTICLE 7

SUCCESSORS

     All agreements of the Company in this First Supplemental Indenture shall bind their respective successors. All agreements of the Trustee in this First Supplemental Indenture shall bind its successors.

ARTICLE 8

THE TRUSTEE

     The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this First Supplemental Indenture or for or in respect of the recitals contained herein, all of which are made solely by the Company.

ARTICLE 9

CERTAIN DUTIES AND RESPONSIBILITIES OF THE TRUSTEE

     In entering into this First Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct or affecting the liability or affording protection to the Trustee, whether or not elsewhere herein so provided.

ARTICLE 10

GOVERNING LAW

     THIS FIRST SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. Each of the parties hereto agrees to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this First Supplemental Indenture.

ARTICLE 11

COUNTERPART ORIGINALS

     The parties may sign any number of copies of this First Supplemental Indenture. Each signed copy shall be an original, but all of them together represent one and the same agreement.

* * * *

     IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, all as of the date first above written.

PAC-WEST TELECOMM, INC.

/s/ H. Ravi Brar

Name: H. Ravi Brar Title: Chief Financial Officer

WELLS FARGO BANK MINNESOTA, N.A. (formerly known as Norwest Bank Minnesota, National Association), as Trustee.

/s/ Michael T. Lechner

Name: Michael T. Lechner

Title: Corporate Trust Officer